Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Endocare Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 4th day of March, 2004.



Dated:  March 4, 2004

                                        SC FUNDAMENTAL VALUE FUND, L.P.

                                        By: SC Fundamental LLC, as General
                                            Partner


                                        By: /s/ Neil H. Koffler
                                           -------------------------------------
                                            Neil H. Koffler, Member


                                        SC FUNDAMENTAL LLC


                                        By: /s/ Neil H. Koffler
                                           -------------------------------------
                                            Neil H. Koffler, Member


                                        SC FUNDAMENTAL VALUE BVI, LTD.


                                        By: SC Fundamental Value BVI, Inc., as
                                            managing general partner of
                                            investment manager

                                        By: /s/ Neil H. Koffler
                                           -------------------------------------
                                             Neil H. Koffler, Vice President


                                        SC-BVI PARTNERS


                                        By:  SC Fundamental Value BVI, Inc., as
                                             managing general partner


                                        By:  /s/ Neil H. Koffler
                                           -------------------------------------
                                            Neil H. Koffler, Vice President



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                                 PMC-BVI, INC.


                                 By:  /s/ Neil H. Koffler
                                    --------------------------------------------
                                      Neil H. Koffler as Attorney-in-Fact for
                                      Peter M. Collery, President (1)


                                 SC FUNDAMENTAL VALUE BVI, INC.


                                 By: /s/ Neil H. Koffler
                                    --------------------------------------------
                                      Neil H. Koffler, Vice President

                                  /s/ Neil H. Koffler
                                 -----------------------------------------------
                                 Neil H. Koffler as Attorney-in-Fact for
                                 Peter M. Collery (1)

                                  /s/ Neil H. Koffler
                                 -----------------------------------------------
                                 Neil H. Koffler


                                 SC FUNDAMENTAL LLC EMPLOYEE SAVINGS AND PROFIT SHARING PLAN


                                 By:  /s/ Neil H. Koffler
                                    --------------------------------------------
                                     Neil H. Koffler, as Attorney-in-Fact for
                                     Peter M. Collery, Trustee (1)



(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.




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